UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 26, 2024

LOEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, New York, NY	10019-2714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02    Results of Operations and Financial Condition.

    On July 29, 2024, Loews Corporation issued a press release and posted on its website (www.loews.com) earnings remarks providing information on its results of operations for the second quarter of 2024. The press release is furnished as Exhibit 99.1 and the earnings remarks are furnished as Exhibit 99.2 to this Form 8-K.

    The information under Item 2.02 and in Exhibits 99.1 and 99.2 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibits 99.1 and 99.2 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(b) On July 26, 2024, James S. Tisch informed Loews Corporation (the “Corporation”) that he will retire from his positions as President and Chief Executive Officer and as a member of the Office of the President of the Corporation, effective December 31, 2024. He will continue to serve as a director of the Corporation and has been elected by the Board of Directors as Chairman of the Board, effective January 1, 2025.

On July 26, 2024, each of Andrew H. Tisch and Jonathan M. Tisch informed the Corporation that they will retire from their positions as directors, including as Co-Chairmen of the Board of Directors, of the Corporation, effective December 31, 2024. In connection with their retirements, the Board of Directors appointed each of them as a director emeritus, effective January 1, 2025.

On July 26, 2024, Jonathan M. Tisch also informed the Corporation that he will retire from his position as a member of the Office of the President of the Corporation, effective December 31, 2024. He will continue to serve in his position as Executive Chairman of the Corporation’s subsidiary, Loews Hotels Holding Corporation (“Loews Hotels & Co”).

(c) On July 26, 2024, the Board of Directors elected Benjamin J. Tisch as President and Chief Executive Officer of the Corporation, effective January 1, 2025.
Benjamin J. Tisch, age 42, has been Senior Vice President, Corporate Development and Strategy of the Corporation since May 2022, and prior to assuming that role was a Vice President of the Corporation since 2014.

As of the date of this Report, Benjamin J. Tisch’s compensation for his new role as President and Chief Executive Officer has not been determined. The Corporation will file an amendment to this Report when it is determined.

(d) On July 26, 2024, the Board of Directors elected Alexander H. Tisch and Benjamin J. Tisch as directors of the Corporation and appointed them as members of the Executive Committee of the Board of Directors, in each case effective January 1, 2025.

Alexander H. Tisch, age 45, has been a Vice President of the Corporation since 2014 and also currently serves as President and Chief Executive Officer of Loews Hotels & Co.

Item 9.01    Financial Statements and Exhibits.

(d)Exhibits:

See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Loews Corporation press release, issued July 29, 2024, providing information on its results of operations for the second quarter of 2024.
99.2	Loews Corporation earnings remarks, posted on its website July 29, 2024, providing information on its results of operations for the second quarter of 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: July 29, 2024	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President,
General Counsel
and Secretary
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